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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RITE AID CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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PRELIMINARY COPY—SUBJECT TO COMPLETION

[    •    ], 2019

Dear Fellow Stockholders:

        On behalf of the Board of Directors (the "Board") of Rite Aid Corporation ("Rite Aid" or the "Company"), you are cordially invited to attend a Special Meeting of Stockholders to be held at 8:30 a.m., local time, on March 21, 2019, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036.

        At the Special Meeting, stockholders will consider and vote on a proposal to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation that effects (a) a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, as determined by our Board at a later date, and (b) a reduction in the number of authorized shares of Rite Aid's common stock by a corresponding ratio.

        The proxy statement attached to this letter provides you with information about the proposed reverse stock split amendment. Please read the entire proxy statement carefully. You may obtain additional information about the Company from documents we file with the Securities and Exchange Commission.

        It is important that your shares be represented and voted at the meeting. Please vote as soon as possible even if you plan to attend the Special Meeting. We appreciate your continued ownership of Rite Aid shares and your support regarding this matter.

Sincerely,
Bruce G. Bodaken Chairman of the Board

PRELIMINARY COPY—SUBJECT TO COMPLETION

RITE AID CORPORATION
P.O. BOX 3165
HARRISBURG, PENNSYLVANIA 17105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on March 21, 2019

To Our Stockholders:

What:	Special Meeting of Stockholders
When:	March 21, 2019 at 8:30 a.m., local time
Where:	Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036
Why:	At this Special Meeting, or any adjournment or postponement of the Special Meeting, we plan to consider and vote upon the proposals listed below.

Proposal No. 1:	A proposal, which we refer to as the "reverse stock split proposal," to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, as determined by our Board of Directors at a later date, and (b) a reduction in the number of authorized shares of Rite Aid's common stock by a corresponding ratio.
Proposal No. 2
A proposal, which we refer to as the "adjournment proposal," to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of the reverse stock split proposal.

        Notwithstanding approval of the reverse stock split proposal by our stockholders, the Board of Directors reserves its right to elect not to proceed with implementing the reverse stock split proposal at any time prior to the date on which the amendment to our Amended and Restated Certificate of Incorporation becomes effective pursuant the General Corporation Law of the State of Delaware (the "DGCL"), if it determines, in its sole discretion, that the reverse stock split proposal is no longer in the best interests of the Company or its stockholders.

        The close of business on February 5, 2019 has been fixed as the record date for determining those Rite Aid stockholders entitled to vote at the Special Meeting. Accordingly, only stockholders of record at the close of business on that date will receive this notice of, and be eligible to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting. The above items of business for the Special Meeting are more fully described in the proxy statement that accompanies this notice.

        Your vote is important.    Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you plan to attend the Special Meeting in person, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting in person at the Special Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

        You may revoke your proxy at any time before the vote is taken by delivering to the Secretary of Rite Aid a written revocation or a proxy with a later date (including a proxy by telephone or via the Internet) or by voting your shares in person at the Special Meeting, in which case your prior proxy would be disregarded.

By order of the Board of Directors
James J. Comitale Secretary Camp Hill, Pennsylvania [ • ], 2019

PRELIMINARY COPY—SUBJECT TO COMPLETION

i

PRELIMINARY COPY—SUBJECT TO COMPLETION

RITE AID CORPORATION
P.O. BOX 3165
HARRISBURG, PENNSYLVANIA 17105

PROXY STATEMENT

FOR THE SPECIAL MEETING

To Be Held on March 21, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to be Held on March 21, 2019:

The proxy statement and the Company's proxy card, are available at
www.proxyvote.com.

        This proxy statement is being furnished to you by the Board of Directors (the "Board" or "Board of Directors") of Rite Aid Corporation (the "Company" or "Rite Aid") to solicit your proxy to vote your shares at our Special Meeting of Stockholders (the "Special Meeting"). The Special Meeting will be held on March 21, 2019 at 8:30 a.m., local time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036.

        This proxy statement, the foregoing notice and the accompanying proxy card are first being made available on or about [    •    ], 2019 to all holders of our common stock, par value $1.00 per share, entitled to vote at the Special Meeting.

Purpose of the Special Meeting

        The purpose of the Special Meeting is to consider and vote on the following proposals:

Proposal No. 1:	A proposal, which we refer to as the "reverse stock split proposal," to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, as determined by our Board of Directors at a later date (the "Reverse Stock Split"), and (b) a reduction in the number of authorized shares of Rite Aid's common stock by a corresponding ratio (the "Authorized Share Reduction").
Proposal No. 2:
A proposal, which we refer to as the "adjournment proposal," to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of the reverse stock split proposal.

        If the reverse stock split proposal is approved by the Company's stockholders at the Special Meeting, it will be effected, if at all, only upon a subsequent determination by the Board of Directors that the Reverse Stock Split and Authorized Share Reduction are in the best interests of the Company and our stockholders at the time the reverse stock split proposal is effected. The Board may make this determination as soon as immediately following the conclusion of the Special Meeting, and the Reverse Stock Split and Authorized Share Reduction could become effective as soon as the business day immediately following the Special Meeting.

        Notwithstanding approval of the reverse stock split proposal by our stockholders, the Board of Directors reserves its right to elect not to proceed with implementing the reverse stock split proposal at any time prior to the date on which the amendment to our Amended and Restated Certificate of Incorporation becomes effective pursuant the DGCL, if it determines, in its sole discretion, that the reverse stock split proposal is no longer in the best interests of the Company or its stockholders.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Who is entitled to vote at the Special Meeting?

        Holders of Rite Aid common stock as of the close of business on the record date, February 5, 2019, will receive notice of, and be eligible to vote at, the Special Meeting and any adjournment or postponement of the Special Meeting. At the close of business on the record date, Rite Aid had outstanding and entitled to vote [    •    ] shares of common stock. No other shares of Rite Aid capital stock are entitled to notice of and to vote at the Special Meeting.

What matters will be voted on at the Special Meeting?

        The two proposals that are scheduled to be considered and voted on at the Special Meeting are the reverse stock split proposal and the adjournment proposal.

What are the Board's voting recommendations?

        The Board of Directors recommends that you vote "FOR" the reverse stock split proposal and "FOR" the adjournment proposal.

Why does Rite Aid need to hold this vote?

        On January 3, 2019, we were notified in writing by The New York Stock Exchange, Inc. (the "NYSE") that the average closing trading price of our common stock was below the criteria of the NYSE's continued listing standards, as the average per share closing price of our common stock over a consecutive 30-trading day period was less than $1.00. In the letter, the NYSE stated that we have a six-month cure period that started on January 3, 2019 to bring the price of our common stock and the 30-trading day average closing price of our common stock above $1.00. In the letter, the NYSE further stated that in the event a $1.00 share price and a $1.00 average share price over the preceding 30 trading days are not attained at the expiration of the six-month cure period, the NYSE will commence suspension and delisting procedures. The NYSE has reserved the right to reevaluate its continued listing determinations relating to companies who are notified of non-compliance like Rite Aid with respect to the NYSE's qualitative listing standards, including if our shares trade at sustained levels that are considered to be abnormally low. On January 7, 2019, we provided written notice to the NYSE of the Board of Directors' approval to pursue a reverse stock split in order to bring our share price and average share price back above $1.00 within the six-month cure period, if necessary.

        Our Board of Directors has determined that an amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction may be necessary to promote the continued listing of our common stock on the NYSE and is in the best interests of our stockholders. If approved and implemented, the Board of Directors will select a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, at a later date based on various factors, including the then prevailing market conditions and the existing and expected per share trading prices of our common stock. Pursuant to the law of our state of incorporation, Delaware, our Board of Directors must adopt any amendment to our Amended and Restated Certificate of Incorporation and submit the amendment to stockholders for approval. Accordingly, our Board of Directors is requesting your proxy to vote "FOR" the reverse stock split proposal and "FOR" the adjournment proposal.

        In addition to bringing the per share trading price of our common stock back above $1.00, we also believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Services, you are considered the "stockholder of record" with respect to those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in "street name" and you are considered the "beneficial owner" of the shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

How can I vote my shares before the Special Meeting?

        If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet or by mail.

  •
  Submitting a Proxy by Telephone:  You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time on March 20, 2019, by calling the toll-free telephone number on the enclosed proxy card, 1-800-690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate stockholders by using individual control numbers.

  •
  Submitting a Proxy via the Internet:  You can submit a proxy for your shares via the Internet until 11:59 p.m. Eastern Daylight Time on March 20, 2019, by accessing the website listed on the enclosed proxy card, www.proxyvote.com, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

  •
  Submitting a Proxy by Mail:  If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

        By casting your vote in any of the three ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Special Meeting and vote in person.

        If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank's or broker's voting process. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a bank, broker or other nominee and you wish to vote in person at the Special Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting; otherwise, you will not be able to vote in person at the Special Meeting.

If I am the beneficial owner of shares held in "street name" by my broker, will my broker automatically vote my shares for me?

        Under NYSE rules, the reverse stock split proposal and the adjournment proposal are considered "discretionary" items. Consequently, for both proposals, a broker will have discretion to vote your shares and, therefore, may vote your shares with respect to both proposals if you do not provide your broker with instructions on such proposal.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

        If you provide specific voting instructions, your shares will be voted at the Special Meeting in accordance with your instructions. If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted "FOR" the reverse stock split proposal and "FOR" the adjournment proposal.

Who may attend the Special Meeting?

        All stockholders are invited to attend the Special Meeting. Persons who are not stockholders may attend only if invited by the Board of Directors. If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you must bring proof of ownership (e.g., a current broker's statement) in order to be admitted to the meeting. You can obtain directions to the Special Meeting by contacting our Investor Relations Department at (717) 975-3710.

Can I vote in person at the Special Meeting?

        Yes. If you hold shares in your own name as a stockholder of record, you may come to the Special Meeting and cast your vote at the meeting by properly completing and submitting a ballot. If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you must first obtain a legal proxy from your broker, bank or other nominee giving you the right to vote those shares and submit that proxy along with a properly completed ballot at the meeting; otherwise, you will not be able to vote in person at the Special Meeting.

How can I change my vote?

        You may revoke your proxy at any time before it is exercised by:

  •
  Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Special Meeting;

  •
  Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Special Meeting;

  •
  Submitting a proxy on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted), before 11:59 p.m. Eastern Daylight Time on March 20, 2019; or

  •
  Attending the Special Meeting and voting in person (your attendance at the Special Meeting, in and of itself, will not revoke the proxy).

        Any written notice of revocation, or later dated proxy, should be delivered to:

Rite Aid Corporation
30 Hunter Lane
Camp Hill, Pennsylvania 17011
Attention: James J. Comitale, Secretary

        Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Special Meeting before we begin voting.

        If your shares of Rite Aid common stock are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

What are the quorum and voting requirements for the proposals?

        In order to take action on the proposals, a quorum, consisting of the holders of [    •    ] shares (a majority of the aggregate number of shares of Rite Aid common stock) issued and outstanding and entitled to vote as of the record date for the Special Meeting, must be present in person or by proxy. This is referred to as a "quorum." Proxies marked "Abstain" and broker non-votes (as further discussed below) will be treated as shares that are present for purposes of determining the presence of a quorum.

        The affirmative vote of the holders of a majority of the shares entitled to vote at the Special Meeting is required to adopt and approve the reverse stock split proposal.

        The affirmative vote of a majority of the votes present in person or represented by proxy at the Special Meeting is required to approve the adjournment proposal.

What happens if a quorum is not present at the Special Meeting?

        If the shares present in person or represented by proxy at the Special Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

What is an "abstention" and how would it affect the vote?

        An "abstention" occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. Abstentions with respect to the reverse stock split proposal and the adjournment proposal will have the same effect as a vote "Against" the proposals.

What is a broker "non-vote" and how would it affect the vote?

        A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares so the broker is unable to vote those uninstructed shares. Brokers will have discretionary voting power to vote on both proposals so we do not anticipate any broker non-votes.

        Because adoption and approval of the reverse stock split proposal requires a majority of the outstanding shares, a broker non-vote will have the same effect as a vote "Against" the reverse stock split proposal.

        Because approval of the adjournment proposal requires an affirmative vote of a majority of the votes present in person or represented by proxy at the Special Meeting, a broker non-vote will have no effect on the outcome of the vote with regards to the adjournment proposal.

Could other matters be decided at the Special Meeting?

        Other than the reverse stock split proposal and the adjournment proposal, no other matters will be presented for action by the stockholders at the Special Meeting.

Who will count the votes?

        Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?

        We are soliciting proxies from stockholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and associates of Rite Aid and its subsidiaries may solicit proxies from stockholders of Rite Aid in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.

        We have retained Morrow Sodali LLC, a proxy solicitation firm, to assist us in the solicitation of proxies for the Special Meeting. Rite Aid will pay Morrow Sodali LLC a fee of approximately $20,000, plus reasonable out-of-pocket expenses.

        Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with the forwarding of solicitation materials to the beneficial owners of our stock.

        If you have any questions or need assistance voting your shares of Rite Aid common stock, please contact Morrow Sodali LLC, Rite Aid's proxy solicitor, by calling (800) 662-5200 toll-free.

PROPOSAL NO. 1
THE REVERSE STOCK SPLIT PROPOSAL

General

        Rite Aid is asking stockholders to adopt and approve a proposed amendment to our Amended Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction. Our Board of Directors has unanimously approved and declared advisable the proposed amendment, and recommends that our stockholders adopt and approve the proposed amendment. The foregoing description of the proposed amendment is a summary and is subject to the full text of the proposed amendment, which is attached to this proxy statement as Annex A.

        If stockholders approve this proposal, the Board of Directors will cause the Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split and the Authorized Share Reduction only if the Board of Directors determines that the Reverse Stock Split and the Authorized Share Reduction would be in the best interests of Rite Aid and its stockholders. The Reverse Stock Split and Authorized Share Reduction could become effective as soon as the business day immediately following the Special Meeting. The Board of Directors also may determine in its discretion not to effect the Reverse Stock Split and the Authorized Share Reduction and not to file the Certificate of Amendment. Rite Aid will not effect the Reverse Stock Split without also effecting the Authorized Share Reduction, and vice versa. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split or the Authorized Share Reduction.

        The proposed amendment, if effected, will effect a Reverse Stock Split of the outstanding shares of Rite Aid's common stock at a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, as determined by our Board of Directors at a later date. As of the February 5, 2019 record date, [    •    ] shares of our common stock were issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by our Board of Directors, issued and outstanding shares of stock as illustrated in the table under the caption "—Effects of the Reverse Stock Split and the Authorized Share Reduction—Effect on Shares of Common Stock".

        The proposed amendment will result in a reduction of the total number of shares of Rite Aid's common stock that Rite Aid is authorized to issue by a corresponding ratio. See "—Effects of the Reverse Stock Split and the Authorized Share Reduction—Effect on Shares of Common Stock" for the number of shares of common stock authorized but not outstanding or reserved that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split and the Authorized Share Reduction.

        All holders of Rite Aid's common stock will be affected proportionately by the Reverse Stock Split and the Authorized Share Reduction.

        No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $1.00 per share (see "—Effects of the Reverse Stock Split and the Authorized Share Reduction—Reduction in Stated Capital").

Reasons for the Reverse Stock Split and the Authorized Share Reduction

        Reverse Stock Split.     Our Board of Directors has determined that it is in the best interests of Rite Aid and its stockholders to combine our shares of common stock at one of three reverse stock split ratios, as determined by the Board of Directors at a later date, in order to reduce the number of shares of common stock outstanding. Our Board of Directors authorized the reverse split of our common stock with the primary intent of increasing the per share trading price of our common stock in order to meet the NYSE's price criteria for continued listing on that exchange. Our common stock is publicly traded and listed on the NYSE under the symbol "RAD." Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in Rite Aid's and our stockholders' best interests.

        On January 3, 2019, we were notified in writing by the NYSE that the average closing trading price of our common stock was below the criteria of the NYSE's continued listing standards, as the average per share closing price of our common stock over a consecutive 30-trading day period was less than $1.00. In the letter, the NYSE stated that we have a six-month cure period that started on January 3, 2019 to bring the price of our common stock and the 30-trading day average closing price of our common stock above $1.00. In the letter, the NYSE further stated that in the event a $1.00 share price and a $1.00 average share price over the preceding 30 trading days are not attained at the expiration of the six-month cure period, the NYSE will commence suspension and delisting procedures. The NYSE has reserved the right to reevaluate its continued listing determinations relating to companies who are notified of non-compliance like Rite Aid with respect to the NYSE's qualitative listing standards, including if our shares trade at sustained levels that are considered to be abnormally low. On January 7, 2019, we provided written notice to the NYSE of the Board of Directors' approval to pursue a reverse stock split in order to bring our share price and average share price back above $1.00 within the six-month cure period, if necessary.

        In addition to bringing the per share trading price of our common stock back above $1.00, we also believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

        Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the per share trading price of our common stock will increase following the Reverse Stock Split or that the per share trading price of our common stock will not decrease in the future.

        Authorized Share Reduction.     As a matter of Delaware law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of our common stock. However, if stockholders adopt and approve the amendment to the Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction and the Reverse Stock Split is implemented, the authorized number of shares of our common stock also would be reduced by a corresponding ratio.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

        In determining whether to implement the Reverse Stock Split and which reverse stock split ratio to implement, if any, following receipt of stockholder approval of the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction, the Board of Directors may consider, among other things, various factors, such as:

  •
  the historical trading price and trading volume of our common stock;

  •
  the NYSE Continued Listing Standards requirements;

  •
  the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term; and

  •
  prevailing general market and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split and the Authorized Share Reduction

        We cannot assure you that the proposed Reverse Stock Split will increase our stock price.     We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

        The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.     The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own "odd lots" of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Effective Time

        The effective time of the Reverse Stock Split and the Authorized Share Reduction (the "Effective Time"), if approved by stockholders and implemented by Rite Aid, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. It is expected that such filing will take place promptly following the Special Meeting, assuming the stockholders approve the amendment. The Effective Time could occur as soon as the business day immediately following the Special Meeting. However, the exact timing of the filing of the amendment will be determined by our

Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

        If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board of Directors, in its sole discretion, determines that it is in Rite Aid's best interests and the best interests of Rite Aid's stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split and the Authorized Share Reduction, the Reverse Stock Split and the Authorized Share Reduction may be delayed or abandoned.

Fractional Shares

        Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent's completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred by the transfer agent to sell such stock.

        Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

        If you believe that you may not hold sufficient shares of Rite Aid's common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold Rite Aid's common stock after the Reverse Stock Split, you may do so by either:

  •
  purchasing a sufficient number of shares of Rite Aid's common stock; or

  •
  if you have shares of Rite Aid's common stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in "street name" (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split and the Authorized Share Reduction

  General

        After the effective date of the Reverse Stock Split and the Authorized Share Reduction, if implemented by the Board of Directors, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split and the Authorized Share Reduction will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board of Directors.

        Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. Our Board of Directors believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

  Effect on Shares of Common Stock

        The following table contains approximate information, based on share information as of February 5, 2019, relating to our outstanding common stock based on the proposed reverse stock split ratios and information regarding our authorized shares assuming that the proposal is approved and the Reverse Stock Split and the Authorized Share Reduction are implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	1,500,000,000	[ • ]	[ • ]	[ • ]
Post-Reverse Stock Split 1:10	150,000,000	[ • ]	[ • ]	[ • ]
Post-Reverse Stock Split 1:15	100,000,000	[ • ]	[ • ]	[ • ]
Post-Reverse Stock Split 1:20	75,000,000	[ • ]	[ • ]	[ • ]

        After the effective date of the Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

        Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, or the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the NYSE. Following the reverse stock split, our common stock will continue to be listed on the NYSE under the symbol "RAD," although it will be considered a new listing with a new CUSIP number.

  Effect on Preferred Stock

        Pursuant to our Amend and Restated Certificate of Incorporation, our capital stock consists of 20,000,000 shares of Preferred Stock, par value $1.00 per share, and 1,500,000,000 shares of common stock. The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

  Effect on Par Value

        The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $1.00.

  Reduction In Stated Capital

        As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders' equity, in the aggregate, will remain unchanged.

  Effect on Rite Aid's Stock Plans

        As of February 5, 2019, we had approximately [    •    ] shares subject to stock options, [    •    ] shares of unvested restricted stock and [    •    ] shares subject to unvested restricted stock units (including performance-based units) outstanding under our stock incentive plans. Under our 2000 Omnibus Equity Plan (the "2000 Plan"), 2001 Omnibus Equity Plan (the "2001 Plan"), 2004 Omnibus Equity Plan (the "2004 Plan"), 2006 Omnibus Equity Plan (the "2006 Plan"), 2010 Omnibus Equity Plan (the "2010 Plan"), 2012 Omnibus Equity Plan (the "2012 Plan") and 2014 Omnibus Equity Plan (the "2014 Plan" and, together with the 2000 Plan, the 2001 Plan, the 2004 Plan, the 2006 Plan, the 2010 Plan and the 2012 Plan, the "Stock Plans"), the Compensation Committee of our Board of Directors (the "Compensation Committee") has sole discretion to determine the appropriate adjustment to the awards granted under our Stock Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the 2014 Plan, as well as the number of shares subject to any outstanding award under the Stock Plans, and the exercise price, grant price or purchase price relating to any such award under the Stock Plans, are expected to be proportionately adjusted by the Compensation Committee to reflect the Reverse Stock Split. The Compensation Committee will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Stock Plans. In addition, pursuant to the authority provided under the Stock Plans, the Compensation Committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Stock Plans.

        For illustrative purposes only, if a 1-for-10 reverse stock split is effected, the [    •    ] shares that remain available for issuance under the 2014 Plan as of February 5, 2019, are expected to be adjusted to [    •    ] shares, subject to increase as and when awards made under the Stock Plans, expire or are forfeited and are returned per the terms of the Stock Plans. Further, for illustrative purposes only, if a 1-for-10 reverse stock split is effected, an outstanding stock option for 10,000 shares of common stock, exercisable at $7.08 per share, would be adjusted as a result of a 1-for-10 split ratio into an option exercisable for 1,000 shares of common stock at an exercise price of $70.80 per share.

  No Going Private Transaction

        Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a "going private transaction" within the meaning of Rule 13e-3 of the Exchange Act.

  Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

        If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of Rite Aid's common stock for which you received a cash payment.

        At the Effective Time, we intend to treat stockholders holding shares of our common stock in "street name" (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in "street name"; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

  Shares Held in Certificated Form

        If you hold any of your shares of our common stock in certificated form (the "Old Certificate(s)"), you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can deliver your Old Certificate(s) so that you are in a position to freely trade your post-Reverse Stock Split shares of our common stock, which will be in a book-entry form, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after your delivery of a letter of transmittal indicating the number of shares of our common stock you hold, together with any payment of cash in lieu of fractional shares to which you are entitled. Until surrendered as contemplated herein, a stockholder's Old Certificate(s) shall be deemed at and after the Effective Time to represent the number of full shares of our common stock resulting from the Reverse Stock Split.

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

Vote Required

        Under Delaware law, the affirmative vote of the holders of a majority of the shares entitled to vote at the Special Meeting is required to adopt and approve the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction. Because adoption and approval of the amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction requires a majority of the outstanding shares, an abstention with respect to the reverse stock split proposal will have the same effect as a vote "Against" the proposal.

        The Rite Aid Board of Directors recommends that you vote "FOR" the reverse stock split proposal.

No Appraisal Rights

        Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter's rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

        No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split or the Authorized Share Reduction that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

        The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes(generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

        This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose "functional currency" is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, "straddle," "conversion transaction" or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

        We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

        EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

        For purposes of the discussion below, a "U.S. Holder" is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

        The Reverse Stock Split is intended to be treated as a "recapitalization" for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder's aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder's holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

        A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder's holding period for our common stock surrendered exceeded one year at the Effective Time.

THE RITE AID BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL.

 PROPOSAL NO. 2
THE ADJOURNMENT PROPOSAL

General

        Rite Aid is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the reverse stock split proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

        Under Delaware law, the affirmative vote of a majority of the votes present in person or represented by proxy at the Special Meeting is required to approve the adjournment proposal. Abstentions with respect the adjournment proposal will have the same effect as a vote "Against" the proposal.

THE RITE AID BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADJOURNMENT PROPOSAL.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT OF RITE AID

        The following table sets forth, as of January 18, 2019 (except as otherwise noted), certain information concerning the beneficial ownership of (a) each director, (b) each of our "Named Executive Officers" (as such term is defined in Item 402(a)(3) of Regulation S-K under the Exchange Act), (c) each holder known to us to beneficially own more than 5% of our common stock and (d) all directors and executive officers as a group (based on 1,080,197,300 shares of common stock outstanding as of January 18, 2019). Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his or her name, except as otherwise noted.

Beneficial Owners	Number of Common Shares Beneficially Owned(1)		Percentage of Class
Named Executive Officers and Directors:
Joseph B. Anderson, Jr.	395,288	(2)	*
Bruce G. Bodaken	129,276	(3)	*
Kermit Crawford	2,787,328	(4)	*
Bryan B. Everett	1,212,770	(5)	*
Darren W. Karst	1,816,365	(6)	*
Robert E. Knowling, Jr.	0		*
Jocelyn Z. Konrad	562,492	(7)	*
Kevin E. Lofton	114,074	(8)	*
Louis P. Miramontes	0		*
Arun Nayar	0		*
Michael N. Regan	395,288	(9)	*
John T. Standley	18,615,381	(10)	1.72%
Marcy Syms	395,288	(11)	*
All Executive Officers and Directors (13 persons)	27,541,540	(12)	2.55%
5% Stockholders:
The Vanguard Group	87,936,346	(13)	8.14%
100 Vanguard Blvd.
Malvern, PA 19355

*
Percentage less than 1% of class.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, thereby including options exercisable within 60 days of January 18, 2019.

(2)
This amount includes 355,288 restricted stock units that have vested or will vest within 60 days of January 18, 2019, at which time said units will be payable in shares of common stock when Mr. Anderson Jr. leaves the Board.

(3)
This amount represents 31,250 restricted stock units that have vested or will vest within 60 days of January 18, 2019, at which time said units will be payable in shares of common stock when Mr. Bodaken leaves the Board.

(4)
This amount includes 250,000 shares which may be acquired within 60 days by exercising stock options.

(5)
This amount includes 50,100 shares which may be acquired within 60 days by exercising stock options.

(6)
This amount includes 325,100 shares which may be acquired within 60 days by exercising stock options.

(7)
This amount includes 101,700 shares which may be acquired within 60 days by exercising stock options.

(8)
This amount represents 11,048 restricted stock units that have vested or will vest within 60 days of January 18, 2019, at which time said units will be payable in shares of common stock when Mr. Lofton leaves the Board.

(9)
This amount includes 355,288 restricted stock units that have vested or will vest within 60 days of January 18, 2019, at which time said units will be payable in shares of common stock when Mr. Regan leaves the Board.

(10)
This amount includes 11,750,360 shares which may be acquired within 60 days by exercising stock options.

(11)
This amount includes 355,288 restricted stock units that have vested or will vest within 60 days of January 18, 2019, at which time said units will be payable in shares of common stock when Ms. Syms leaves the Board.

(12)
This amount includes 12,763,985 shares which may be acquired within 60 days by exercising stock options by all directors and executive officers and 1,108,162 restricted stock units that have vested and will be payable in shares of common stock when the directors leave the Rite Aid board of directors.

(13)
This information is as of December 31, 2017 and based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC) on February 12, 2018.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Statements in this proxy statement that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's intent to solicit approval of the proposal to effect a reverse stock split and an authorized share reduction, the timing of the reverse stock split, the potential benefits of a reverse stock split, including but not limited to increased investor interest, continued listing on the New York Stock Exchange, the potential for a higher stock price, the timing and effects of the proposed amendments to our Amended and Restated Certificate of Incorporation, and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

        These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution centers and related assets to Walgreens Boots Alliance, Inc., including the possibility that the transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the pending transactions; risks resulting from the termination of the proposed merger with Albertsons Companies, Inc. ("ACI"), including the risk that the termination could have an adverse effect on Rite Aid's ability to retain customers and retain and hire key personnel and maintain relationships with suppliers and customers and on our operating results and businesses generally; the risk of litigation related to the termination of the merger agreement with ACI or the proposed merger; and potential changes to our strategy following the termination of the proposed merger with ACI, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this proxy statement, whether as a result of new information, future events, changes in assumptions or otherwise.

 STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

        Whether or not the amendments to our Amended and Restated Certificate of Incorporation are approved, we will hold our regular annual meeting of stockholders in 2019. As disclosed in our Current Report on Form 8-K, filed with the SEC on January 8, 2018, the Board of Directors has established July 17, 2019 as the date of the Company's 2019 annual meeting of stockholders (the "2019 Annual Meeting"). This date represents a change of more than 25 days from the anniversary date of the Company's 2018 annual meeting of stockholders held on October 30, 2018 (the "2018 Annual Meeting").

        Any stockholder desiring to present a proposal for inclusion in Rite Aid's proxy statement for the 2019 Annual Meeting must deliver the proposal to the Secretary at the address below not later than the close of business on February 8, 2019. Only those proposals that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in Rite Aid's proxy statement for the 2019 Annual Meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must have been received by the Secretary at the address below by the close of business on January 18, 2019.

        Stockholders may present proposals that are proper subjects for consideration at an annual meeting. To do so, the stockholder must comply with the procedures specified in Rite Aid's By-Laws. The By-Laws, which are available upon request from the Secretary, require all stockholders who intend to make proposals at an annual meeting of stockholders to submit their proposals to the Secretary not fewer than 90 and not more than 120 days before the anniversary date of the previous year's annual meeting of stockholders. The By-Laws also provide that nominations for director may only be made by the Board of Directors (or an authorized Board committee) or, unless made under the proxy access provisions of the By-Laws described below, by a stockholder of record entitled to vote who sends notice to the Secretary not fewer than 90 nor more than 120 days before the anniversary date of the previous year's annual meeting of stockholders. Any such nomination by a stockholder must comply with the procedures specified in Rite Aid's By-Laws. However, if the Company holds its annual meeting on a date that is not within 25 days before or after the anniversary date of the previous year's annual meeting of stockholders, the Company must receive the notice of proposals or nominations no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Therefore, to be eligible for consideration at the 2019 Annual Meeting, proposals (other than under Rule 14a-8) and any nominations for director (other than those under the proxy access provisions of the By-Laws) must have been received by the Secretary by January 18, 2019.

        In addition, Rite Aid's By-Laws provide that, under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy materials. The proxy access provisions of the By-Laws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include director candidates in our annual meeting proxy materials must own 3% or more of Rite Aid's outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board. If the 20% calculation does not result in a whole number, the maximum number of stockholder nominees included in our proxy statement would be the closest whole number below 20%. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Rite Aid common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by Rite Aid's By-Laws and comply with the procedures specified therein, and each nominee must meet the qualifications required by the By-Laws. Requests to include stockholder-nominated candidates in our proxy materials for the 2019 Annual Meeting must be received by the Secretary no earlier than February 2, 2019 and no later than the close of business on March 4, 2019.

        All submissions to the Secretary should be made to:

Rite Aid Corporation
30 Hunter Lane
Camp Hill, Pennsylvania 17011
Attention: James J. Comitale, Secretary

 IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is referred to as "householding," potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.

        Rite Aid and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain stockholders who share a single address, only one copy of this proxy statement is being sent to that address, unless we received contrary instructions from any stockholder at that address. Stockholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more stockholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Rite Aid stock in "street name," additional information regarding householding of proxy materials should be forwarded to you by your broker.

        However, if you wish to receive a separate copy of this proxy statement, we will promptly deliver one to you upon request. You can notify us by sending a written request to Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Attention: James J. Comitale, Secretary, or by calling the Secretary at (717) 761-2633. In addition, if you would like to receive separate proxy statements of Rite Aid in the future, or if you are receiving multiple copies of proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

 OTHER MATTERS

        No matters, other than the reverse stock split proposal and the adjournment proposal, will be presented for action at the Special Meeting.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
RITE AID CORPORATION

Pursuant to Sections 228 and 242 of
the General Corporation Law of the
State of Delaware

        RITE AID CORPORATION, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

        FIRST: Upon the filing and effectiveness (the "Effective Time") pursuant to the General Corporation Law of the State of Delaware (the "DGCL") of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each 10, 15 or 20 shares of the Corporation's Common Stock, par value $1.00 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent's completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder's Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

        SECOND: Upon the Effective Time, the first paragraph of Article FOURTH of the Corporation's Amended and Restated Certificate of Incorporation, relating to the capital structure of the Corporation, is hereby amended to read in its entirety as set forth below:

  FOURTH: The total number of shares of stock which the corporation shall have authority to issue shall be ~~one billion five hundred twenty million~~ (~~1,520,000,000~~) [[    •    ] ([    •    ])](1) shares of which ~~one billion five hundred million~~ (~~1,500,000,000~~) [[    •    ] ([    •    ])](2) shares shall be Common Stock of the par value of $1.00 per share, and twenty million (20,000,000) shares shall be Preferred Stock of the par value of $1.00 per share.

        THIRD: This Certificate of Amendment shall become effective as of [                        ], 2019 at [        ] [a.m./p.m.].

(1)
To be determined by the Board of Directors.

(2)
Amount to be set based on reverse stock split ratio set by the Board of Directors.

A-1

        FOURTH: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. A special meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on March 21, 2019, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [    ] day of [                ], 2019.

RITE AID CORPORATION
By:
Name:
Title:

A-2

If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1A proposal, which we refer to as the reverse stock split proposal, to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split of our outstanding shares of common stock, at a reverse stock split ratio of 1-for-10, 1-for-15 or 1-for-20, as determined by our Board of Directors at a later date, and (b) a reduction in the number of authorized shares of Rite Aids common stock by a corresponding ratio. 2A proposal, which we refer to as the adjournment proposal, to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of the reverse stock split proposal. For 0 Against 0 Abstain 0 0 0 0 (see reverse for instructions) Yes No Investor Address Line 3 John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000394643_1 R1.0.1.18 For address change/comments, mark here. 0 Please indicate if you plan to attend this meeting00 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 03/20/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 on 03/20/2019. Have your proxy card in hand when you call and then follow the instructions. John Sample 234567VOTE BY MAIL 1234567 1234567NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 RITE AID CORPORATION ATTN: BYRON PURCELL 30 HUNTER LANE CAMP HILL, PA 17011 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com RITE AID CORPORATION Special Meeting of Shareholders March 21, 2019 8:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoints John Standley, Darren Karst and Jim Comitale, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of RITE AID CORPORATION that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:30 AM, EDT on March 21, 2019 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, and any adjournment or postponement thereof. If applicable, the proxy shall also govern the voting stock held for the account of the undersigned in the Company's Investment Opportunity Plan, or any applicable employee benefit plan. The validity of this proxy is governed by the laws of the State of Delaware. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED, OR, IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000394643_2 R1.0.1.18